Delivering Local Connection on a National Scale February 2, 2017 ENTERCOM + CBS RADIO Exhibit 99.2

Disclaimer Forward-Looking Statements This communication contains “forward-looking statements.” All statements other than statements of historical fact contained in this report are forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” and similar expressions, including the negative thereof. The absence of these words, however, does not mean that the statements are not forward-looking. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; risks associated with tax liabilities, or changes in U.S. federal tax laws or interpretations to which they are subject; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; the potential impact of announcement or consummation of the proposed transaction on relationships with third parties, including advertiser clients, employees and competitors; a decline in advertising revenue and the seasonality of advertising revenue; intense competition in the broadcast radio and media distribution industries; impact on advertising rates and revenues due to technological changes and failure to timely or appropriately respond to such changes; ability to attract new and retain existing advertiser clients in the manner anticipated; increases in or new royalties; high fixed costs; ability to hire and retain key personnel; failure to protect our intellectual property; availability of sources of funding on favorable terms or at all; changes in legislation or governmental regulations affecting the companies; economic, social or political conditions that could adversely affect the companies or their advertiser clients; conditions in the credit markets; and risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings. All of our forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”) by Entercom Communications Corp. (“Entercom”) and CBS Corporation (“CBS”) (to the extent they relate to CBS Radio Inc. and its relevant subsidiaries (“CBS Radio”)). We wish to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law. No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. Additional Information Important Additional Information Will be Filed with the SEC Entercom will file with the SEC a registration statement on Form S-4, which will include the proxy statement of Entercom that will also constitute a prospectus of Entercom (the “proxy statement/prospectus”), CBS will file with the SEC a Schedule TO with respect to the proposed exchange offer and CBS Radio will file with the SEC a registration statement on Form S-1, Form S-4 and/or Form 10 that will include a prospectus of CBS Radio (together with the proxy statement/prospectus and the Schedule TO, the “Disclosure Documents”). INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DISCLOSURE DOCUMENTS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENTERCOM, CBS, CBS RADIO, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Disclosure Documents and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Disclosure Documents and other documents filed with the SEC on Entercom’s website at www.entercom.com (for documents filed with the SEC by Entercom) or on CBS’s website at www.cbs.com (for documents filed with the SEC by CBS). Participants in the Solicitation Entercom, CBS, CBS Radio and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Entercom in respect of the proposed transactions contemplated by the definitive proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Entercom in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus filed with the SEC. Information regarding Entercom’s and CBS’s directors and executive officers is contained in Entercom’s and CBS’s respective Annual Reports on Form 10-K for the year ended December 31, 2015, and their Proxy Statements on Schedule 14A, filed on March 18, 2016 and April 15, 2016, respectively, which have been filed with the SEC and can be obtained free of charge from the sources indicated above.

Creating a Leading Local Media and Entertainment Company Creates leading local media and entertainment company with a preeminent Radio platform of 244 stations covering 23 of the country’s top 25 markets, plus robust digital and events platforms Harnesses the power of Radio to deliver local connection on a national scale Establishes leading local sports platform, leading news and talk radio platform and leading creator of live, original, local audio content with stellar lineup of iconic local brands and personalities Positioned to capitalize on Radio’s strength as America’s #1 reach medium, offering advertisers outstanding ROI and local activation Creates platform to drive EBITDA growth, expected to be accretive to normalized free cash flow per share and adjusted EPS with expected synergies(1) Compelling financial profile with strong balance sheet, robust free cash flow generation and an attractive dividend Track record of superior financial performance, successful integrations and significant shareholder value creation Transformational deal creates scale-driven opportunities to compete more effectively with other media and to accelerate growth and drive shareholder value Normalized free cash flow per share refers to fully taxed annual free cash flow per share

Transaction Structure Merger of Entercom with CBS Radio through all-stock Reverse Morris Trust transaction expected to be tax free CBS Corporation intends to split off CBS Radio to participating CBS shareholders, followed by a combination of CBS Radio with Entercom Entercom shareholders will own 28% and participating CBS shareholders will own 72% Implies pro forma enterprise value of approximately $4 billion and equity market value over $2 billion(1) Combined company will be known as Entercom (NYSE: ETM) Financial Impact (combined pro forma 9/30/16 LTM) Revenue of approximately $1.7 billion Adjusted EBITDA of approximately $500 million with expected synergies Strong balance sheet with leverage of approximately 4x Net Debt / Adj. EBITDA At least $25 million in expected annual cost synergies within 12-18 months post-close Accretive to normalized free cash flow per share and adjusted EPS Attractive dividend Governance and Management Entercom President and CEO David Field will be Chairman and CEO Entercom to nominate 5 directors and CBS to nominate 4 directors to the Board Management team will include the best and brightest from both companies Field family will initially own 8% of shares and hold 25% of vote Regulatory Approvals and Timing Expect to close in second half of 2017 Subject to customary closing conditions including regulatory approvals and Entercom shareholder vote Entercom Chairman Joseph M. Field has agreed to vote in favor of transaction Expect to divest approximately 15 of 244 stations to meet FCC ownership requirements Transaction Overview Based on stock price as of 2/1/17

Transformational opportunity to accelerate growth by capitalizing on scale efficiencies and operating expertise of the combined company: Leading creator of live, original, local audio content on a national scale Opportunity to expand verticals in sports, news and talk, and entertainment New value-creating business initiatives to drive revenues across digital, events and other complementary platforms Platform to compete more effectively with other media and increase share of overall advertising dollars Enhanced national sales development with innovative capabilities across broader platform Outstanding local sales capabilities with an unparalleled sales force of approximately 1,400 and local marketing solutions to reach targeted local audiences Complementary strengths of both companies create a winning formula for Radio Catalyst to Accelerate Future Growth

The Power of Radio

America’s #1 reach medium with 240 million listeners #1 in daytime #1 in ROI Best in local activation Most undervalued medium The Power of Radio Radio is Live, Local and Personal, with massive scale. “ More adults use AM and FM radio than any other media.” NY TIMES October 15, 2015

America’s #1 Mass Reach Medium Radio Reaches More People vs. Other Mediums (1) Source: (1) Nielsen Comparable Metrics Report Q2 2016/ Adults = P18+ (2) Nielsen Total Audience Report Q3 2016/ Adults = P18+ Adults P18-34 71% Radio Listenership is Stable (2) (Monthly Adult Listeners in mm) (Weekly Reach in % of population)

Radio Reaches All Dayparts and Demos 6A 7A 8A 9A 10A 11A 12P 1P 2P 3P 4P 5P 6P 7P 8P 9P 10P 11P 12A 1A 2A 3A 4A 5A 100% 50% 0% 37% 30% 30% 30% 30% 30% 30% 30% 29% 29% 32% 36% 42% 48% 53% 57% 60% 61% 61% 63% 63% 60% 60% 48% 42% 48% 37% 35% 35% 42% 37% 5% 6% 13% 29% 5% 5% 6% 7% 9% 13% 17% 24% 35% 35% 36% 35% 33% Share of Average Audience TV RADIO TV Connected Devices PC SMARTPHONE TABLET Source: (1) Nielsen Total Audience Report Q2 2015 / TV Connected Devices = DVD, Game Console, Multimedia Device, VCR. P18-49 May 2015 (2) Nielsen Music 360 U.S. 2015. Nielsen State of the Media: Audio Today – Radio 2016 (Weekday (M-F) Overall Media Usage) Radio is the #1 Daytime Medium (1) Radio Delivers Across Target Demos (2) Millennials Generation X Boomers Hispanics African Americans (Using Radio Each Week) 92% 66.5 million 94% 58.0 million 92% 31.1 million 95% 57.4 million 97% 40.0 million

Leading Local Media and Entertainment Company

Local Connection on a National Scale Los Angeles New York Washington, D.C. Orlando Atlanta Chicago St. Louis Baltimore Boston Detroit Minneapolis Philadelphia Cleveland Hartford Dallas Seattle Sacramento San Francisco San Diego Phoenix Las Vegas Houston Pittsburgh Miami Riverside Palm Springs Austin Buffalo Charlotte Denver Greensboro Greenville Indianapolis Kansas City Madison Memphis Milwaukee New Orleans Norfolk Portland Rochester Wichita Wilkes-Barre Springfield Providence Nationwide footprint of 244 stations across 47 markets in U.S. Operate in all top 10 markets and 23 of the top 25 markets Leading local sports platform, home to 45 pro teams and 100+ popular local sports talk shows Leading news and talk radio platform Leading creator of live, original, local audio content on a national scale Worcester Gainesville

Leading Local Sports Platform Home to 45 pro teams and numerous college athletic programs 4,000+ live games per year 100+ popular local sports talk shows Must-listen, highly-engaging content with multi-generational loyal fan bases CBS Sports Radio NetworkTM: National content syndicated to 300+ affiliated U.S. stations Largest local sports fan base in America Note: Representative sample of pro teams and college athletic programs; not a comprehensive list

Leading News/Talk and Sports Radio Platform

Leading Creator of Live, Original, Local Audio Content Best exclusive, popular local personalities and shows Custom, curated music and entertainment experiences AM/FM Radio is #1 source for new music discovery among millennials The Men’s Room Kirk & Callahan Source: Nielsen State of the Media: Audio Today – Radio 2016; Nielsen Music 360 U.S. 2015 Carson Daly Kevin and Bean Ryan Cameron & Wanda Smith Scott Shannon Best Local Brands, Personalities and Shows in Key Markets Boomer & Carton Jim Rome Pat Hughes Sarah & Vinnie Mike Francesa

Strong, Growing Digital Platforms Expands reach and engagement with unique digital content Radio.com site and app: 250+ stations generating 24.5 million listening hours/week Play.it: Podcast network with 300+ titles and approximately 24 million streams and downloads per month Eventful: Local event discovery business with 26 million registered users and 9+ million monthly unique visitors Inclusion in 23 CBS Local market-focused portals “Smart Reach Digital” is Entercom’s digital agency offering a suite of marketing solutions Amplifies brand impact through social media integration with influential local on-air talent Over $100MM revenue with significant growth potential

Leading Creator of Live Original Events 4,500+ events per year Epic gatherings: Big shows, big stars Intimate performances: Big artists and small stages Crafted food and beverage events Supported by Eventful (digital local event discovery business) Source: Nielsen Music 360 U.S. 2015 Providing Unique Experiences, Cultural Connection, Community

Financial Summary

Key Financial Highlights Note: Figures as of LTM 9/30/2016, on firm-wide basis Combined LTM revenue represents Entercom’s LTM as reported revenue and CBS Radio’s “Pro Forma Revenue” as detailed in the appendix to this presentation; does not include the impact of Entercom’s Charlotte acquisition which closed January 2017 Combined LTM Adjusted EBITDA represents Entercom’s LTM Adjusted EBITDA and CBS’ Pro Forma Adj. EBITDA as detailed in the appendix to this presentation; plus the expected transaction synergies to be realized; does not include impact of Entercom’s Charlotte acquisition which closed January 2017 LTM Revenue (1) LTM Adjusted EBITDA (2) $25MM in expected synergies ($ in millions) ($ in millions)

Market Cap ($ in millions)(4) Highest Market Capitalization Industry Leader with Excellent Financial Profile B1 / B+ B2 / B Caa1 / CC Strong Balance Sheet Enhanced Scale Relative to Peers LTM Revenue ($ in millions) LTM Net Debt / Adj. EBITDA and Current Credit Ratings (3) Preeminent Investment Vehicle in Radio CC Scale-driven efficiencies and growth opportunities Strong and flexible capital structure with pro forma leverage of approximately 4x Net Debt / Adj. EBITDA Significantly enhanced investable market cap and trading liquidity Creates platform to drive EBITDA growth, expected to be accretive to normalized free cash flow per share and adjusted EPS with expected synergies Attractive dividend (1) Note: Combined LTM revenue represents Entercom’s LTM as reported revenue and CBS Radio’s “Pro Forma Revenue” as detailed in the appendix to this presentation; does not include the impact of Entercom’s Charlotte acquisition which closed January 2017 Excludes Americas Outdoor and International Outdoor ~3.8x includes $25MM in expected synergies; ~4.0x does not include expected synergies As of 2/1/2017 (2)

Cost Synergies At least $25 million in expected annual cost synergies from consolidation of corporate overhead costs and local market cost savings Expected to be fully realized within 12-18 months post-close Additional local synergy opportunities TBD Revenue Opportunity Leverage broader platform to drive accelerated revenue growth through: Scale-driven business innovation National sales development Expand verticals in sports, news and talk, and entertainment Enhanced digital and events platform Competing more effectively with other media Proven Integration Capabilities Excellent track record of successful integration across dozens of transactions Substantial Cost Savings & Revenue Growth Opportunities

Capital Structure and Allocation Capital Structure Implies pro forma market cap over $2 billion(1) Strong balance sheet with net leverage of approximately 4x Net Debt / Adj. EBITDA Attractively priced with long-dated maturity profile Secured committed financing Capital Allocation and Dividend Policy Long-term leverage target of 3.5 - 4.0x Net Debt / Adj. EBITDA Low capital expenditures Attractive dividend Current annualized $0.30 dividend per Entercom share Ample free cash flow to consider future shareholder returns Based on stock price as of 2/1/17

Creating a Leading Local Media and Entertainment Company Creates leading local media and entertainment company with a preeminent Radio platform of 244 stations covering 23 of the country’s top 25 markets, plus robust digital and events platforms Harnesses the power of Radio to deliver local connection on a national scale Establishes leading local sports platform, leading news and talk radio platform and leading creator of live, original, local audio content with stellar lineup of iconic local brands and personalities Positioned to capitalize on Radio’s strength as America’s #1 reach medium, offering advertisers outstanding ROI and local activation Creates platform to drive EBITDA growth, expected to be accretive to normalized free cash flow per share and adjusted EPS with expected synergies(1) Compelling financial profile with strong balance sheet, robust free cash flow generation and an attractive dividend Track record of superior financial performance, successful integrations and significant shareholder value creation Transformational deal creates scale-driven opportunities to compete more effectively with other media and to accelerate growth and drive shareholder value Normalized free cash flow per share refers to fully taxed annual free cash flow per share

Appendix

Pro Forma Corporate Structure & Shareholder Ownership CBS Corporation intends to split off CBS Radio to participating CBS shareholders CBS will commence an exchange offering with CBS shareholders to exchange CBS Radio shares for outstanding CBS shares. This will retire CBS shares Immediately after the exchange, CBS Radio will merge with a subsidiary of Entercom and each outstanding share of Radio common stock will be converted into a right to receive newly issued Entercom common stock Holders of CBS Radio shares will receive approximately 105 million newly issued Entercom shares CBS Entercom ~28% Former CBS Shareholders That Elect to Receive CBS Radio Common Stock ~72% Entercom Shareholders Non-Participating CBS Shareholders Entercom Subsidiary + CBS Radio (Combined Company) Note: Based on 3Q 2016 quarter end balance; adjusted for refinancing that occurred in November 2016 ETM 3Q 2016 debt balance (adj. for refinancing); $1.37Bn contributed by CBS Radio and $27.5MM related to refinancing convertible preferred Entercom’s 9/30 LTM Debt and EBITDA does not include Entercom’s Charlotte acquisition which closed January 2017 Includes ~$25MM in expected synergies ($ in millions, except share price) Entercom Pro Forma Combined Company Price / Share (2-1-2017) $14.15 Fully-Diluted Shares Outstanding 41.0 146.4 Equity Value $580 $2,072 Net Debt (Excl. Convertible Preferred) 462 (1) 1,859 (2) Convertible Preferred 27.5 0 Enterprise Value $1,069 $3,931 LTM 9/30 Adj. EBITDA $115 (3) $468 Net Debt (Excl. Convt. Preferred) / LTM 9/30 Adj. EBITDA (Excl. Synergies) 4.0x 4.0x Net Debt (Excl. Convt. Preferred) / LTM 9/30 Adj. EBITDA (Incl. Synergies) N/A 3.8x (4)

Capitalization of Combined Company Long-dated maturities Low cost debt – 4.98% average weighted cost 2016PF ($ in millions) Coupon LIBOR Floor Maturity Balance Debt / LTM 9/30 Adj. EBITDA Cash $18 Revolver ($250mm Capacity) L + 300 2021 $10 0.0x Existing Term Loan B L + 350 1.0% 2023 960 2.1x Committed Term Loan B (to refinance ETM debt and preferred) L + 300(1) 2023 500 1.1x Total Senior Secured Debt $1,470 3.1x Senior Notes 7.250% 2024 400 0.8x Total Debt $1,870 4.0x Corporate Ratings B1 / B+ LTM 9/30/16 Adj. EBITDA (2) $468 Note: Entercom debt at close could vary based on timing Indicative pricing Does not include ~$25MM in expected synergies or impact of Entercom’s Charlotte acquisition which closed January 2017

Entercom Non-GAAP Reconciliations Note: Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); other (income) expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs, preferred stock dividends and restucturing charges; and gain or loss on sale or disposition of assets.

Note: Adjustments to exclude KFWB-AM, which was sold in Q1 2016 “Adjusted EBITDA” is defined as operating income before depreciation, stock-based compensation expense, restructuring charges and impairment charges Adjustment to present a full year of savings associated with restructurings in Q4 2015 and Q4 2016 Adjustment to exclude KFWB-AM, which was sold in Q1 2016, certain CBS corporate expense allocations and other non-recurring items CBS Radio Non-GAAP Reconciliations Reconciliation Of Net Income Available                   To Common Shareholders To Adjusted EBITDA                 Last 12   Three Months Ended   Months   December 31,   March 31,   June 30,   September 30,   September 30, ($ in millions) 2015   2016   2016   2016   2016 Net Income Available To Common Shareholders ($239)   $33   $49   $48   ($109) Income Taxes (174)   22   33   31   (88) Impairment Charges 483   --   --   --   483 Restructuring Charges 13   --   --   --   13 Depreciation And Amortization 7   7   7   7   27 Stock-Based Compensation 3   4   4   4   14 Adjusted EBITDA (2) $94   $66   $92   $89   $340 Run-Rate Savings from Restructuring (3) 3   2   2   2   10 KFWB-AM EBITDA Losses & Other Adjustments (4) 1   2   1   (1)   3 Pro Forma Adjusted EBITDA $98   $70   $95   $90   $353                     Reconciliation Of Revenue                   To Pro Forma Revenue                 Last 12   Three Months Ended   Months   December 31,   March 31,   June 30,   September 30,   September 30, ($ in millions) 2015   2016   2016   2016   2016 Revenue $323   $264   $313   $317   $1,217 Sale of KFWB-AM (1) (1)   (1)   –   –   (1) Pro Forma Revenue $323   $263   $313   $317   $1,216                     We believe that adjusting for these items provides a clearer perspective on the underlying performance of CBS Radio.